                       SEMIANNUAL REPORT / JANUARY 31 2001

                                 AIM INCOME FUND


                                    [Artwork]


                                [AIM FUNDS LOGO]

                           -- Registered Trademark --

                                    Artwork

                     -------------------------------------

                      THE BOAT AT GIVERNY BY CLAUDE MONET

  IN MONET'S CAPTIVATING PAINTING, THREE WOMEN GENTLY GUIDE A SMALL BOAT OVER

    A TRANQUIL BODY OF WATER. SIMILARLY, AIM INCOME FUND RELIES PRIMARILY ON

   THREE ASSET CLASSES--DOMESTIC INVESTMENT-GRADE BONDS, HIGH-YIELD BONDS AND

            FOREIGN BONDS--TO STEER IT TO ITS FINANCIAL DESTINATION.

                     -------------------------------------

AIM Income Fund is for shareholders who seek a high level of current income consistent with a reasonable concern for safety of principal by investing in a portfolio consisting primarily of fixed-rate corporate debt and U.S. government obligations.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THE REPORT:

o AIM Income Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o Average annual total returns, including sales charges, for periods ended 1/31/01, were: Class A shares, 10 years, 7.00%; 5 years, 3.58%; 1 year, -2.70%. Class B shares, inception (9/7/93), 3.79%; 5 years, 3.46%; 1 year,
    -3.43%. Class C shares, inception (8/4/97), 1.72%; 1 year, 0.36%.
o In addition to returns as of the close of the six-month reporting period, above, industry regulations require us to provide average annual total returns, including sales charges, as of 12/31/00, the most recent calendar quarter end, which were: Class A shares, 10 years, 6.80%; 5 years, 3.11%; 1 year, -5.85%. Class B shares, inception (9/7/93), 3.45%; 5 years, 3.01%; 1 year, -6.49%. Class C shares, inception (8/4/97), 0.96%; 1 year, -2.82%.
o The fund's 30-day distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end net asset value. The fund's distribution rate and 30-day SEC yield will differ.
o The 30-day yield is calculated using a formula defined by the Securities and Exchange Commission. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and annualized.
o U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund invests in higher-yielding, lower-rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal than do securities such as U.S. Treasury bills, notes and bonds, for which the government guarantees the repayment of principal and interest if held to maturity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Aggregate Bond Index, generally considered representative of intermediate- and long-term government and investment-grade corporate debt securities, is compiled by Lehman Brothers, a well-known global investment bank.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                                 AIM INCOME FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                   Dear Fellow Shareholder:

                   It's an honor to address you as the AIM Funds' new chairman.
[PHOTO OF          I feel privileged to succeed Ted Bauer, who recently retired
ROBERT H.          as AIM's chairman after a long, successful career in the
GRAHAM]            investment industry. Ted has always shown the highest degree of integrity and commitment to excellence, and I have always admired him greatly. I'm also proud to be part of the team that launched AIM almost 25 years ago. From the beginning, AIM has been a very people-oriented, service-minded company, and I plan to carry on that tradition for our shareholders, financial advisors and employees.

UNCERTAIN MARKETS
Over the six months covered by this report, the stock market and certain segments of the bond market (particularly the high-yield bond market) were rather unsettling, especially for investors who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 finished 2000 in negative territory and continued to struggle in January 2001. Throughout the reporting period, overseas markets were more turbulent than their U.S. counterpart.

One point this market has driven home is the importance of diversification. While the S&P 500 declined by 3.98% for the six-month period ended January 31, 2001, the Lehman Aggregate Bond Index of investment-grade bonds returned 8.12% during that time frame. Perhaps now more than ever, it's important to spread your investments across different types of assets.

OUR RESPONSE
What do we at AIM do when markets are so uncertain? We stick with our motto:
Invest with Discipline. We continue to manage our funds with the same security-selection disciplines that have produced excellent long-term performance for so many of our funds while making prudent adjustments to our portfolios. We know that every now and then there will be a difficult period in the markets, a period that requires patience from all of us. Remember that the long-term historical trend of the markets is upward.

REASONS FOR OPTIMISM
Though markets may remain uncertain for some time and we have no way to predict when that will change, there are reasons for optimism. Shortly after the close of the calendar year, the Federal Reserve Board lowered interest rates, and many expect more cuts in the months to come. With the correction and lower rates, we now see the most attractive stock-market valuation in several years. While there is concern that the economy's record expansion may be rolling over to recession, the Fed has achieved its goal of slowing the economy and has reversed course, adding liquidity and lowering rates. Historically, this has proven to be an important catalyst to stabilizing the economy and turning markets. Declining interest rates bode well for stocks and bonds, especially hard-hit markets such as high-yield bonds.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. When markets are volatile, many investors may be tempted to make decisions based on emotion, not strategy. The wisest choice is to rely on a professional money manager, keeping in mind that mutual funds are long-term investments.

In the following pages, your fund's portfolio managers discuss market activity and how they managed your fund during the six months ended January 31, 2001. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman



                                 AIM INCOME FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



FUND WEATHERS STORMY MARKET, POSTS POSITIVE RESULTS


WHAT WERE AIM INCOME FUND'S RESULTS FOR THE REPORTING PERIOD?
After swinging into the negative column during the highly volatile market of late 2000, the fund made an upturn in January and managed to finish the six-month reporting period in the black. As of the close of the reporting period on January 31, 2001, the fund's total returns (excluding sales charges) were 3.40% for Class A shares, 2.92% for Class B shares and 2.93% for Class C shares.

   The fund also continued to provide attractive monthly income to its shareholders. Its 30-day distribution rates at net asset value were 7.61%, 6.76% and 6.77% for Class A, Class B and Class C shares, respectively. The fund's 30-day SEC yield was 7.35% for Class A shares and 6.95% for Class B and Class C shares.

WHAT MAJOR TRENDS SHAPED THE REPORTING PERIOD?
The period was characterized by high volatility. As the period began, the bond market had strengthened modestly, as investors, alarmed by plunging technology-stock prices, had fled to fixed-income instruments as a safer haven. However, the "flight to safety" was concentrated among shorter-term instruments, which are least sensitive to interest-rate volatility. Treasury issues were favored over corporate bonds for a similar reason, increasing the yield spread between Treasuries and corporate issues to the widest levels in more than a decade.

   Market values of bonds were further affected by the Treasury Department's "buyback" program of retiring older, long-term Treasury bonds to reduce the federal debt, using funds from federal budget surpluses. The perceived scarcity of long-term Treasuries drove their prices up, causing their yields to drop below those of shorter-term instruments, a condition called an inverted yield curve.
   Tight monetary policy measures taken by the Federal Reserve Board (the Fed) seriously affected bond returns during the period. To restrain inflation by moderating the pace of economic growth, the Fed had been raising the federal funds rate (the interest rate banks charge one another for overnight loans) for a year. Rising interest rates reduce bond-portfolio returns, since the value of existing bonds declines as new bonds are issued at higher rates. After a final increase in May, the Fed left rates un-changed through the end of 2000. U.S. economic activity did begin to decelerate, especially in the fourth quarter.
   In late summer and early fall, several factors converged to weaken the outlook for corporate earnings, including higher energy prices, a weak euro (which depressed earnings for multinationals) and the month-long uncertainty over the U.S. presidential election. Many major corporations issued warnings that their earnings and/or future revenues would not meet analysts' expectations.
   Investors' alarm culminated
                                   [PIE CHART]

PORTFOLIO COMPOSITION
As of 1/31/01, based on total net assets
TOP FIVE FIXED-INCOME HOLDINGS

================================================================================
                                                               % NET
                                              COUPON  MATURITY  ASSETS
--------------------------------------------------------------------------------
U.S. Treasury Bonds                            6.13%    8/29     3.07%

Waste Management, Inc.                         7.10     8/26     1.51

Niagara Mohawk Power Corp. (Series H)          8.50     7/10     1.44

AOL Time Warner Inc.                           9.15     2/23     1.30

CSX Corp.                                      7.25     5/27     1.24

================================================================================

FUND PERFORMANCE
As of 1/31/01
30-DAY SEC YIELD
AIM INCOME FUND VS. 10-YEAR TREASURY BILL

================================================================================
FUND CLASS A                            7.35%

FUND CLASS B                            6.95%

FUND CLASS C                            6.95%

10-YEAR TREASURY BILL                   5.16%
================================================================================
Corporate Bonds, Domestic              74.77%
Corporate Bonds, International         16.89%
Government, Domestic                    4.14%
Other                                   2.34%
Cash                                    1.86%
================================================================================

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

   Past performance cannot guarantee comparable future results. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

          See important fund and index disclosures inside front cover.

                                 AIM INCOME FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



in a steep stock-market decline in November, and yield spreads widened to multi-year highs across credit sectors. In December, bleak retail sales and broad signs of weaker consumer sentiment led to anticipation of future interest-rate cuts by the Fed. Credit markets soared, driving yields on both Treasuries and corporate bonds sharply lower. The stock market likewise rebounded at indications of rate cuts, then sagged again when no cut materialized at the Fed's December 19 meeting. Shifting its concern from preventing inflation to preventing recession, the Fed surprised the markets by cutting the federal funds rate one-half percent on January 3, 2001, between its regularly scheduled meetings. In response, credit markets rebounded strongly, especially in the high-yield sector. The Fed lowered the rate another 50 basis points during its scheduled meeting at the end of January. At the end of the reporting period, the fed funds rate stood at 5.50%.

WHAT STEPS DID THE FUND TAKE TO DEAL WITH THESE EVENTS?
With evidence of a slowing economy mounting, and in anticipation that the Fed will lower interest rates further, the fund's managers modestly lengthened the fund's duration in an effort to capture the higher yields as interest rates decline.
   Maintaining its average bond rating of BBB, the fund made minimal adjustments to its allocations among the domestic, foreign and high-yield bond sectors. Domestic investment-grade corporate bond holdings continue to be the fund's largest segment. Among foreign bonds, our focus remains on developed countries such as Canada, the United Kingdom and the Euroland region. In January, as investors began to show renewed interest in the high-yield sector, we made some additions to our holdings in that area.

WHAT WERE SOME TOP HOLDINGS OF THE FUND?

o Long-term U.S. Treasury bonds are considered the safest form of investment, since the government guarantees the repayment of their principal and interest if held to maturity.
o   Waste Management is a major player in the waste-management industry.
o Niagara Mohawk Power, a holding company, is engaged in the generation, purchase, transmission, distribution and sale of electricity and gas in New York.
o AOL Time Warner is the world's leading media company, active in publishing, music, filmed entertainment, cable systems and cable networks that include Turner Entertainment, CNN News Group and Home Box Office.
o CSX is a global freight transportation company with principal business units providing rail, container-shipping and intermodal services.

HOW DID CONDITIONS STAND AS OF THE END OF THE REPORTING PERIOD?
Conditions appeared mixed but encouraging. After the dramatic slowdown in economic expansion toward the end of 2000, leading economic indicators rose in January, and there was a pickup in economic performance. Both inflation and unemployment remained low, but news of layoffs spooked consumer confidence, hurting retail sales. Because the Fed reduced interest rates by a full percentage point during January, many surmise that further reductions may be in the offing. Historically, declining interest rates bode well for bonds, since the value of existing bonds in the portfolio tends to rise as interest rates for new issues fall.

-------------------------------------------------------------------------------
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you sign up for the service, we will send you a link to the report via e-mail.
If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
   Please visit our Web site at www.aimfunds.com and go to "Your AIM Account." Log into your account and then click on the "View Other Account Options" dropdown menu and select "eDelivery."
   If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
-------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                                 AIM INCOME FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION



AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
   AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
   Even within AIM, only people involved with servicing your accounts have access to your information.
   To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.


  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company



                                 AIM INCOME FUND

SCHEDULE OF INVESTMENTS
January 31, 2001
(Unaudited)

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
U.S. DOLLAR DENOMINATED BONDS &
  NOTES-83.11%

AIRLINES-3.44%

Air 2 US-Series C, Equipment Trust
  Ctfs., 10.13%, 10/01/20
  (Acquired 10/28/99; Cost
  $3,000,000)(a)                    $ 3,000,000   $  3,217,530
--------------------------------------------------------------
Airplanes Pass Through
  Trust-Series D, Gtd. Sub. Euro
  Notes, 10.88%, 03/15/12             1,787,737      1,319,591
--------------------------------------------------------------
Delta Air Lines, Inc., Deb.,
  10.38%, 12/15/22                    4,000,000      4,319,880
--------------------------------------------------------------
Delta Air Lines, Inc., Equipment
  Trust Ctfs., 10.50%, 04/30/16       5,000,000      5,666,350
--------------------------------------------------------------
Delta Air Lines, Inc., Unsec.
  Notes, 7.90%, 12/15/09              1,500,000      1,452,135
--------------------------------------------------------------
Dunlop Standard Aerospace Holdings
  PLC (United Kingdom), Sr. Unsec.
  Sub. Yankee Notes, 11.88%,
  05/15/09                            2,100,000      2,194,500
--------------------------------------------------------------
United Air Lines, Inc.-Series
  95A2, Pass Through Ctfs., 9.56%,
  10/19/18                            2,325,000      2,547,247
==============================================================
                                                    20,717,233
==============================================================

BANKS (MAJOR REGIONAL)-2.55%

BB&T Corp., RAPS Sub. Notes,
  6.38%, 06/30/05                     2,750,000      2,717,605
--------------------------------------------------------------
Crestar Financial Corp., Sub.
  Notes, 8.75%, 11/15/04                645,000        698,767
--------------------------------------------------------------
Midland Bank PLC (United Kingdom),
  Unsec. Sub. Yankee Notes, 7.65%,
  05/01/25                            1,870,000      1,971,167
--------------------------------------------------------------
Regions Financial Corp., Putable
  Sub. Notes, 7.75%, 09/15/24         3,650,000      3,820,966
--------------------------------------------------------------
Republic New York Corp., Sub.
  Deb., 9.50%, 04/15/14               2,750,000      3,253,745
--------------------------------------------------------------
Republic New York Corp., Sub.
  Notes, 9.70%, 02/01/09              2,500,000      2,876,675
==============================================================
                                                    15,338,925
==============================================================

BANKS (MONEY CENTER)-1.79%

BSCH Issuances Ltd. (Cayman
  Islands), Gtd. Sub. Yankee
  Bonds, 7.63%, 09/14/10              1,270,000      1,313,040
--------------------------------------------------------------
First Union Corp., Putable Unsec.
  Sub. Deb., 6.55%, 10/15/35            660,000        658,119
--------------------------------------------------------------
  7.50%, 04/15/35                     5,000,000      5,173,750
--------------------------------------------------------------
NCNB Corp., Sub. Notes, 9.38%,
  09/15/09                            3,200,000      3,656,224
==============================================================
                                                    10,801,133
==============================================================

BANKS (REGIONAL)-1.97%

Banponce Trust I-Series A, Gtd.
  Notes, 8.33%, 02/01/27              1,600,000      1,421,840
--------------------------------------------------------------
Mercantile Bancorp. Inc., Sr.
  Unsec. Sub. Notes, 7.30%,
  06/15/07                            3,585,000      3,673,549
--------------------------------------------------------------
NBD Bank N.A. Michigan, Putable
  Unsec. Sub. Deb., 8.25%,
  11/01/24                            2,800,000      3,050,320
--------------------------------------------------------------
Riggs Capital Trust II-Series C,
  Gtd. Sec. Bonds, 8.88%, 03/15/27    3,800,000      2,748,312
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
BANKS (REGIONAL)-(CONTINUED)

Union Planters Bank N.A., Unsec.
  Sub. Notes, 6.50%, 03/15/08       $ 1,040,000   $    963,758
==============================================================
                                                    11,857,779
==============================================================

BROADCASTING (TELEVISION, RADIO &
  CABLE)-10.86%

Adelphia Communications Corp., Sr.
  Unsec. Notes, 10.88%, 10/01/10      2,350,000      2,491,000
--------------------------------------------------------------
AT&T Corp.-Liberty Media Corp.,
  Sr. Unsec. Bonds, 7.88%,
  07/15/09                            3,600,000      3,656,916
--------------------------------------------------------------
AT&T Corp.-Liberty Media Corp.,
  Sr. Unsec. Deb., 8.25%, 02/01/30    3,400,000      3,298,136
--------------------------------------------------------------
British Sky Broadcasting Group PLC
  (United Kingdom), Sr. Unsec.
  Gtd. Yankee Notes, 8.20%,
  07/15/09                            3,000,000      2,951,280
--------------------------------------------------------------
CF Cable TV Inc. (Canada), Sr.
  Sec. Priority Yankee Notes,
  9.13%, 07/15/07                     2,000,000      2,218,860
--------------------------------------------------------------
Charter Communications Holdings,
  LLC/Charter Communications
  Holding Capital Corp., Sr.
  Unsec. Notes, 11.13%, 01/15/11
  (Acquired 01/05/01; Cost
  $1,020,000)(a)                      1,020,000      1,081,200
--------------------------------------------------------------
Charter Communications Holdings,
  LLC/Charter Communications
  Holding Capital Corp., Sr. Unsec
  Sub. Notes, 10.75%, 10/01/09
  (Acquired 01/05/01; Cost
  $2,377,929)(a)                      2,380,000      2,499,000
--------------------------------------------------------------
Comcast Cable Communications,
  Notes, 8.88%, 05/01/17              5,000,000      5,746,100
--------------------------------------------------------------
Comcast Cable Communications, Sr.
  Unsec. Notes, 8.50%, 05/01/27       3,000,000      3,418,500
--------------------------------------------------------------
Cox Enterprises, Inc., Notes,
  8.00%, 02/15/07 (Acquired
  02/16/00; Cost $3,771,614)(a)       3,800,000      3,961,310
--------------------------------------------------------------
CSC Holdings Inc., Sr. Unsec.
  Deb.,
  7.63%, 07/15/18                     3,250,000      3,168,327
--------------------------------------------------------------
  7.88%, 02/15/18                     1,000,000        998,360
--------------------------------------------------------------
CSC Holdings Inc., Sr. Unsec.
  Notes,
  7.88%, 12/15/07                     6,850,000      7,116,465
--------------------------------------------------------------
  7.25%, 07/15/08                     2,300,000      2,313,064
--------------------------------------------------------------
CSC Holdings Inc.-Series B, Sr.
  Unsec. Notes, 8.13%, 07/15/09       3,575,000      3,790,644
--------------------------------------------------------------
Diamond Cable Communications PLC
  (United Kingdom), Sr. Unsec.
  Unsub. Disc. Notes, 13.25%,
  09/30/04(b)                         1,000,000      1,005,000
--------------------------------------------------------------
Fox Family Worldwide, Inc., Sr.
  Unsec. Disc. Notes, 10.25%,
  11/01/07(b)                         3,930,000      3,438,750
--------------------------------------------------------------
Lenfest Communications, Inc., Sr.
  Unsec. Sub. Notes, 8.25%,
  02/15/08                            5,000,000      5,258,100
--------------------------------------------------------------
TCI Communications, Inc., Sr.
  Deb., 8.75%, 08/01/15               4,750,000      5,391,202
--------------------------------------------------------------
United Pan-Europe Communications
  N.V. (Netherlands)-Series B, Sr.
  Unsec. Disc. Yankee Notes,
  13.75%, 02/01/10(b)                 4,000,000      1,540,000
==============================================================
                                                    65,342,214
==============================================================

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

COMPUTERS (HARDWARE)-0.24%

Candescent Technologies Corp., Sr.
  Conv. Unsec. Gtd. Sub. Deb.,
  8.00%, 05/01/03 (Acquired
  04/20/98; Cost $2,000,000)(a)(c)  $ 2,000,000   $  1,460,000
==============================================================

COMPUTERS (NETWORKING)-0.33%

Exodus Communications, Inc., Sr.
  Unsec. Notes, 11.25%, 07/01/08      2,025,000      1,954,125
==============================================================

COMPUTERS (PERIPHERALS)-0.43%

Equinix, Inc., Sr. Unsec. Notes,
  13.00%, 12/01/07                    3,540,000      2,593,050
==============================================================

CONSUMER FINANCE-3.05%

American General Finance Corp.,
  Sr. Putable Notes, 8.45%,
  10/15/09                            2,100,000      2,315,796
--------------------------------------------------------------
Capital One Financial Corp.,
  Unsec. Notes, 7.25%, 05/01/06       2,500,000      2,416,275
--------------------------------------------------------------
CitiFinancial Credit Co., Putable
  Notes, 7.88%, 02/01/25              1,400,000      1,495,284
--------------------------------------------------------------
Ford Motor Credit Co., Unsec.
  Yankee Notes, 7.38%, 10/28/09       4,600,000      4,714,218
--------------------------------------------------------------
General Motors Acceptance Corp.,
  Notes, 7.50%, 07/15/05              2,000,000      2,084,200
--------------------------------------------------------------
Household Finance Corp., Unsec.
  Notes, 6.88%, 03/01/07              2,000,000      2,016,500
--------------------------------------------------------------
MBNA Capital-Series A, Gtd. Bonds,
  8.28%, 12/01/26                     3,965,000      3,299,316
==============================================================
                                                    18,341,589
==============================================================

ELECTRIC COMPANIES-8.02%

CILCORP, Inc., Sr. Unsec. Bonds,
  9.38%, 10/15/29                     2,100,000      2,316,762
--------------------------------------------------------------
Cleveland Electric Illuminating
  Co. (The), First Mortgage Bonds,
  6.86%, 10/01/08                     1,700,000      1,689,426
--------------------------------------------------------------
Cleveland Electric Illuminating
  Co. (The)-Series D, Sr. Sec.
  Notes, 7.88%, 11/01/17              3,800,000      3,943,906
--------------------------------------------------------------
CMS Energy Corp., Sr. Unsec.
  Notes, 8.13%, 05/15/02                850,000        852,915
--------------------------------------------------------------
El Paso Electric Co.-Series D,
  Sec. First Mortgage Bonds,
  8.90%, 02/01/06                     1,500,000      1,628,580
--------------------------------------------------------------
El Paso Electric Co.-Series E,
  Sec. First Mortgage Bonds,
  9.40%, 05/01/11                     3,000,000      3,293,280
--------------------------------------------------------------
Indiana Michigan Power Co.-Series
  F, Sec. Lease Obligation Bonds,
  9.82%, 12/07/22                     4,967,189      5,607,360
--------------------------------------------------------------
Niagara Mohawk Holdings Inc.,
  First Mortgage Notes, 7.75%,
  05/15/06                            4,300,000      4,578,640
--------------------------------------------------------------
Niagara Mohawk Power Corp.-Series
  H, Sr. Unsec. Disc. Notes,
  8.50%, 07/01/10(b)                 10,000,000      8,681,600
--------------------------------------------------------------
Public Service Company of New
  Mexico- Series A, Sr. Unsec
  Notes, 7.10%, 08/01/05              1,200,000      1,170,996
--------------------------------------------------------------
Southern Energy, Inc., Sr. Notes,
  7.90%, 07/15/09 (Acquired
  07/21/99-12/03/99; Cost
  $5,978,820)(a)                      6,000,000      5,957,640
--------------------------------------------------------------
Texas-New Mexico Power Co., Sr.
  Sec. Notes, 6.25%, 01/15/09         4,050,000      3,725,392
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
ELECTRIC COMPANIES-(CONTINUED)

Western Resources, Inc., Sr.
  Unsec. Notes, 7.13%, 08/01/09     $ 5,352,000   $  4,833,605
==============================================================
                                                    48,280,102
==============================================================

ELECTRICAL EQUIPMENT-0.22%

Emerson Electric Co., Unsec.
  Notes, 7.13%, 08/15/10              1,250,000      1,348,988
==============================================================

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-0.59%

Israel Electric Corp. Ltd.
  (Israel), Yankee Deb., 7.75%,
  12/15/27 (Acquired
  06/09/00-01/04/01; Cost
  $3,428,681)(a)                      3,990,000      3,564,227
==============================================================

ENGINEERING & CONSTRUCTION-0.35%

Morrison Knudsen Corp., Sr. Unsec.
  Gtd. Notes, 11.00%, 07/01/10(d)     2,250,000      2,075,625
==============================================================

ENTERTAINMENT-2.35%

Callahan Nordrhein Westfalen
  (Germany), Sr. Unsec. Yankee
  Notes, 14.00%, 07/15/10
  (Acquired 06/29/00-08/11/00;
  Cost $1,766,563)(a)                 1,775,000      1,783,875
--------------------------------------------------------------
Time Warner Inc., Sr. Unsec. Gtd.
  Deb., 7.57%, 02/01/24               2,000,000      2,063,500
--------------------------------------------------------------
Time Warner Inc., Unsec. Deb.,
  9.15%, 02/01/23                     6,500,000      7,833,995
--------------------------------------------------------------
Viacom Inc., Sr. Unsec. Gtd.
  Notes, 7.70%, 07/30/10 (Acquired
  01/09/01; Cost $2,438,322)(a)       2,300,000      2,457,504
==============================================================
                                                    14,138,874
==============================================================

FINANCIAL (DIVERSIFIED)-4.06%

AIG SunAmerica Global Financial
  IV, Sr. Notes, 5.85%, 02/01/06
  (Acquired 01/24/01; Cost
  $2,984,550)(a)                      3,000,000      3,007,080
--------------------------------------------------------------
AIG SunAmerica Global Financing
  II, Sr. Sec. Notes, 7.60%,
  06/15/05 (Acquired 06/08/00;
  Cost $2,500,000)(a)                 2,500,000      2,673,575
--------------------------------------------------------------
Beaver Valley II Funding Corp.,
  Sec. Lease Obligations Deb.,
  9.00%, 06/01/17                     1,500,000      1,641,765
--------------------------------------------------------------
Citicorp Lease-Class A2, Series
  1999-1, Pass Through Ctfs.,
  8.04%, 12/15/19 (Acquired
  06/01/00-01/25/01; Cost
  $3,603,676)(a)                      3,600,000      3,702,888
--------------------------------------------------------------
Citigroup Inc., Unsec. Notes,
  6.50%, 01/18/11                     5,400,000      5,395,950
--------------------------------------------------------------
Ford Holdings, Inc., Unsec. Unsub.
  Gtd. Deb., 9.30%, 03/01/30          1,200,000      1,406,556
--------------------------------------------------------------
Heller Financial, Inc., Sr. Unsec.
  Notes, 8.00%, 06/15/05              1,400,000      1,472,240
--------------------------------------------------------------
Pinnacle Partners, Sr. Notes,
  8.83%, 08/15/04 (Acquired
  08/02/00; Cost $3,000,000)(a)       3,000,000      3,150,180
--------------------------------------------------------------
Source One Mortgage Services
  Corp., Deb., 9.00%, 06/01/12        1,130,000      1,308,300
--------------------------------------------------------------
Sun Canada Financial Co., Gtd.
  Sub. Notes, 6.63%, 12/15/07
  (Acquired 10/14/99; Cost
  $654,311)(a)                          700,000        686,926
==============================================================
                                                    24,445,460
==============================================================

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

FOODS-0.89%

Grand Metropolitan Investment
  Corp, Gtd. Bonds, 7.45%,
  04/15/35                          $ 5,000,000   $  5,325,450
==============================================================

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-1.00%

Ameristar Casinos, Inc., Sr. Sub.
  Notes, 10.75%, 02/15/09
  (Acquired 01/30/01; Cost
  $1,825,543)(a)                      1,850,000      1,863,875
--------------------------------------------------------------
Hollywood Casino Corp.-Class A,
  Sr. Sec. Gtd. Notes, 11.25%,
  05/01/07                            1,200,000      1,269,000
--------------------------------------------------------------
Isle of Capri Casinos, Inc.,
  Unsec. Gtd. Sub. Notes, 8.75%,
  04/15/09                            1,170,000      1,029,600
--------------------------------------------------------------
Park Place Entertainment Corp.,
  Sr. Unsec. Sub. Notes, 8.88%,
  09/15/08                            1,800,000      1,840,500
==============================================================
                                                     6,002,975
==============================================================

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.35%

Warner Chilcott, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 12.63%,
  02/15/08(d)                         2,000,000      2,120,000
==============================================================

HOMEBUILDING-0.29%

K. Hovanian Enterprises Inc., Sr.
  Unsec. Gtd. Notes, 10.50%,
  10/01/07(d)                         1,750,000      1,723,750
==============================================================

HOUSEHOLD PRODUCTS (NON-DURABLES)-1.06%

Procter & Gamble Co. (The),
  Putable Deb., 8.00%, 09/01/24       5,460,000      6,394,588
==============================================================

INSURANCE (LIFE/HEALTH)-0.52%

Americo Life, Inc., Sr. Sub.
  Notes, 9.25%, 06/01/05              1,000,000        945,000
--------------------------------------------------------------
John Hancock Global Funding Ltd.,
  Series 99-H, Sr. Sec. Sub.
  Medium Term Notes, 6.75%,
  02/15/06                            1,700,000        961,908
--------------------------------------------------------------
Torchmark Corp., Notes, 7.88%,
  05/15/23                            1,325,000      1,243,817
==============================================================
                                                     3,150,725
==============================================================

INSURANCE (PROPERTY &
  CASUALTY)-1.54%

GE Global Insurance Holdings
  Corp., Unsec. Notes, 7.75%,
  06/15/30                            4,800,000      5,168,400
--------------------------------------------------------------
Terra Nova Insurance (United
  Kingdom) Holding, Sr. Unsec.
  Gtd. Yankee Notes,
  7.00%, 05/15/08                     2,000,000      1,945,360
--------------------------------------------------------------
  7.20%, 08/15/07                     2,200,000      2,167,748
==============================================================
                                                     9,281,508
==============================================================

INVESTMENT BANKING/BROKERAGE-1.95%

Lehman Brothers Holdings Inc.,
  Putable Sr. Notes, 8.80%,
  03/01/15                            2,005,000      2,185,310
--------------------------------------------------------------
Lehman Brothers Holdings Inc.,
  Unsec. Notes, 8.50%, 08/01/15       4,490,000      4,784,634
--------------------------------------------------------------
Lehman Brothers Holdings
  Inc.-Series E, Medium Term Disc.
  Notes, 5.91%, 02/10/28(e)           8,700,000        755,508
--------------------------------------------------------------
Lehman Brothers Inc., Sr. Sub.
  Notes, 7.38%, 01/15/07              3,000,000      3,062,730
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
INVESTMENT BANKING/BROKERAGE-(CONTINUED)

Merrill Lynch & Co., Inc., Unsec.
  Notes, 6.88%, 11/15/18            $ 1,000,000   $    971,720
==============================================================
                                                    11,759,902
==============================================================

MACHINERY (DIVERSIFIED)-0.20%

Actuant Corp., Sr. Unsec. Gtd.
  Sub. Bonds, 13.00%, 05/01/09        1,180,000      1,185,900
==============================================================

MANUFACTURING (DIVERSIFIED)-0.09%

Anthony Crane Rentals LP-Series B,
  Sr. Unsec. Gtd. Sub Notes,
  10.38%, 08/01/08                    1,210,000        502,150
--------------------------------------------------------------
Glenoit Corp., Sr. Unsec. Gtd.
  Sub. Notes, 11.00%,
  04/15/07(c)(f)                      2,310,000         57,750
==============================================================
                                                       559,900
==============================================================

MANUFACTURING (SPECIALIZED)-0.53%

Key Plastics Holdings, Inc.-Series
  B, Sr. Unsec. Gtd. Sub. Notes,
  10.25%, 03/15/07(f)                 1,325,000         19,875
--------------------------------------------------------------
MMI Products, Inc.-Series B, Sr.
  Unsec. Sub. Notes, 11.25%,
  04/15/07                            2,070,000      2,080,350
--------------------------------------------------------------
Tekni-Plex, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 12.75%,
  06/15/10                            1,180,000      1,115,100
==============================================================
                                                     3,215,325
==============================================================

METALS MINING-0.67%

Centaur Mining and Exploration
  Ltd. (Australia), Sr. Gtd Yankee
  Notes, 11.00%, 12/01/07             2,500,000        512,500
--------------------------------------------------------------
Rio Algom Ltd. (Canada), Unsec.
  Yankee Deb., 7.05%, 11/01/05        3,500,000      3,524,150
==============================================================
                                                     4,036,650
==============================================================

NATURAL GAS-4.52%

Coastal Corp. (The), Sr. Putable
  Unsec. Deb., 6.70%, 02/15/27        1,750,000      1,747,393
--------------------------------------------------------------
Dynegy Inc., Sr. Unsec. Deb.,
  7.13%, 05/15/18                     2,850,000      2,675,124
--------------------------------------------------------------
Enron Corp.-Series A, Medium Term
  Notes, 8.38%, 05/23/05              3,300,000      3,499,419
--------------------------------------------------------------
KeySpan Corp., Sr. Unsec. Unsub.
  Notes, 7.25%, 11/15/05              1,750,000      1,843,468
--------------------------------------------------------------
KN Capital Trust I-Series B,
  Unsec. Gtd. Bonds, 8.56%,
  04/15/27                            1,250,000      1,176,100
--------------------------------------------------------------
Northern Border Partners,
  L.P.-Series A, Sr. Gtd. Unsec
  Unsub. Notes, 8.88%, 06/15/10       1,000,000      1,129,030
--------------------------------------------------------------
Nova Gas Transmission Ltd.
  (Canada), Yankee Deb., 8.50%,
  12/15/12                            3,000,000      3,358,740
--------------------------------------------------------------
Sonat Inc., Sr. Unsec. Notes,
  7.63%, 07/15/11                     3,500,000      3,693,375
--------------------------------------------------------------
Williams Cos. (The), Notes,
  7.63%, 07/15/19                     3,400,000      3,466,062
--------------------------------------------------------------
  7.50%, 01/15/31 (Acquired
    01/11/01; Cost $2,278,610)(a)     2,300,000      2,334,270
--------------------------------------------------------------
Williams Cos. (The), Putable
  Notes, 6.75%, 01/15/06 (Acquired
  01/11/01; Cost $2,291,375)(a)       2,300,000      2,304,577
==============================================================
                                                    27,227,558
==============================================================

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

OIL & GAS (DRILLING &
  EQUIPMENT)-2.58%

Petroleum Geo-Services A.S.A.
  (Norway), Sr. Unsec. Yankee
  Notes, 7.13%, 03/30/28            $ 5,265,000   $  4,348,206
--------------------------------------------------------------
NRG Energy, Inc., Sr. Unsec.
  Notes, 7.50%, 06/01/09              3,400,000      3,396,158
--------------------------------------------------------------
Petroleum Geo-Services A.S.A.
  (Norway), Yankee Notes, 7.50%,
  03/31/07                            3,600,000      3,545,928
--------------------------------------------------------------
R & B Falcon Corp.-Series B, Sr.
  Unsec. Notes, 6.95%, 04/15/08       4,300,000      4,235,500
==============================================================
                                                    15,525,792
==============================================================

OIL & GAS (EXPLORATION &
  PRODUCTION)-4.44%

Anadarko Petroleum Corp., Unsec.
  Deb., 7.73%, 09/15/96               1,200,000      1,293,540
--------------------------------------------------------------
Canadian Occidental Petroleum,
  Unsec. Yankee Notes, 7.40%,
  05/01/28                            3,300,000      3,140,049
--------------------------------------------------------------
Kerr-McGee Corp., Deb., 7.13%,
  10/15/07                            2,300,000      2,262,211
--------------------------------------------------------------
Louis Dreyfus Natural Gas Corp.,
  Unsec. Notes, 6.88%, 12/01/07       3,500,000      3,473,540
--------------------------------------------------------------
Noble Affiliates Inc., Sr. Unsec.
  Deb., 7.25%, 08/01/97               3,600,000      3,155,760
--------------------------------------------------------------
ONEOK, Inc., Unsec. Notes, 7.75%,
  08/15/06                            3,500,000      3,676,610
--------------------------------------------------------------
Parker & Parsley Petroleum Co.,
  Sr. Unsec. Notes, 8.25%,
  08/15/07                            2,000,000      2,016,200
--------------------------------------------------------------
Talisman Energy Inc. (Canada),
  Unsec. Unsub. Yankee Deb.,
  7.13%, 06/01/07                     3,750,000      3,800,175
--------------------------------------------------------------
Triton Energy Ltd. (Cayman
  Islands), Sr. Unsec. Yankee
  Notes, 8.88%, 10/01/07              1,100,000      1,127,500
--------------------------------------------------------------
Union Pacific Resources Group
  Inc., Unsec. Deb., 7.50%,
  10/15/26                            2,660,000      2,779,514
==============================================================
                                                    26,725,099
==============================================================

OIL & GAS (REFINING &
  MARKETING)-0.65%

Petroleos Mexicanos
  (Mexico)-Series P, Putable
  Unsec. Unsub. Yankee Notes,
  9.50%, 09/15/27                     2,600,000      2,721,862
--------------------------------------------------------------
Texas Petrochemical Corp., Sr.
  Unsec. Sub. Notes, 11.13%,
  07/01/06                            1,510,000      1,177,800
==============================================================
                                                     3,899,662
==============================================================

OIL (DOMESTIC INTEGRATED)-0.51%

Amerada Hess Corp., Bonds, 7.88%,
  10/01/29                            2,800,000      3,053,736
==============================================================

OIL (INTERNATIONAL
  INTEGRATED)-0.75%

YPF Sociedad Anonima (Argentina),
  Yankee Bonds, 9.13%, 02/24/09       3,500,000      3,541,685
--------------------------------------------------------------
YPF Sociedad Anonima (Argentina),
  Yankee Notes, 8.00%, 02/15/04       1,000,000        993,850
==============================================================
                                                     4,535,535
==============================================================

POWER PRODUCERS
  (INDEPENDENT)-0.76%

AES Corp. (The), Sr. Unsec. Notes,
  9.50%, 06/01/09                     2,550,000      2,703,000
--------------------------------------------------------------
Kincaid Generation LLC, Sec.
  Bonds, 7.33%, 06/15/20 (Acquired
  04/30/98; Cost $1,957,353)(a)       1,952,530      1,878,724
==============================================================
                                                     4,581,724
==============================================================

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

PUBLISHING (NEWSPAPERS)-2.35%

News America Holdings, Inc.,
  Putable Notes, 8.45%, 08/01/34    $ 7,000,000   $  7,283,640
--------------------------------------------------------------
News America Holdings, Inc., Sr.
  Gtd. Deb., 9.25%, 02/01/13          5,250,000      5,869,973
--------------------------------------------------------------
News America Holdings, Inc., Sr.
  Unsec. Gtd. Putable Bonds,
  7.43%, 10/01/26                     1,000,000      1,010,140
==============================================================
                                                    14,163,753
==============================================================

RAILROADS-1.45%

CSX Corp., Sr. Unsec. Putable
  Deb., 7.25%, 05/01/27               7,250,000      7,478,883
--------------------------------------------------------------
Railamerica Transportation Corp.,
  Sr. Unsec. Gtd. Sub Notes,
  12.88%, 08/15/10                    1,300,000      1,241,500
==============================================================
                                                     8,720,383
==============================================================

REAL ESTATE INVESTMENT
  TRUSTS-0.90%

ERP Operating L.P., Unsec. Notes,
  7.13%, 10/15/17                     2,400,000      2,179,968
--------------------------------------------------------------
Health Care REIT, Inc., Sr. Unsec.
  Notes, 7.63%, 03/15/08              1,500,000      1,317,870
--------------------------------------------------------------
Spieker Properties, Inc., Unsec.
  Unsub. Deb., 7.35%, 12/01/17        2,000,000      1,909,960
==============================================================
                                                     5,407,798
==============================================================

RETAIL (SPECIALTY)-0.18%

Amazon.com, Inc., Conv. Unsec.
  Sub. Notes, 4.75%, 02/01/09
  (Acquired 01/29/99; Cost
  $2,507,500)(a)                      2,500,000      1,087,500
==============================================================

RETAIL (SPECIALTY-APPAREL)-0.24%

Big 5 Corp.-Series B, Sr. Unsec.
  Notes, 10.88%, 11/15/07             1,625,000      1,458,438
==============================================================

SAVINGS & LOAN COMPANIES-2.06%

Dime Capital Trust I-Series A,
  Gtd. Bonds, 9.33%, 05/06/27         2,020,000      1,808,950
--------------------------------------------------------------
Sovereign Bancorp, Inc., Medium
  Term Sub. Notes, 8.00%, 03/15/03    5,050,000      5,006,116
--------------------------------------------------------------
St. Paul Bancorp, Inc., Sr. Unsec.
  Unsub. Notes, 7.13%, 02/15/04       1,500,000      1,518,480
--------------------------------------------------------------
Washington Mutual Capital I, Sec.
  Gtd. Sub. Bonds, 8.38%, 06/01/27    1,485,000      1,386,129
--------------------------------------------------------------
Washington Mutual, Inc., Sr.
  Unsec. Sub. Notes, 8.25%,
  04/01/10                            2,500,000      2,690,600
==============================================================
                                                    12,410,275
==============================================================

SERVICES (COMMERCIAL & CONSUMER)-0.34%

Avis Group Holdings, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 11.00%,
  05/01/09                            1,850,000      2,025,750
==============================================================

SERVICES (EMPLOYMENT)-0.29%

MSX International, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 11.38%,
  01/15/08                            1,980,000      1,752,300
==============================================================

SOVEREIGN DEBT-1.60%

Newfoundland (Province of)
  (Canada), Yankee Deb., 9.00%,
  06/01/19                            4,000,000      4,713,440
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
SOVEREIGN DEBT-(CONTINUED)

Quebec (Province of)
  (Canada)-Series A, Medium Term
  Putable Yankee Notes, 7.37%,
  03/06/26                          $ 4,800,000   $  4,926,672
==============================================================
                                                     9,640,112
==============================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-2.16%

Crown Castle International Corp.,
  Sr. Unsec. Notes, 10.75%,
  08/01/11                            2,100,000      2,257,500
--------------------------------------------------------------
Knology Holdings, Inc., Sr. Unsub.
  Disc. Notes, 11.88%, 10/15/07(b)    4,100,000      1,281,250
--------------------------------------------------------------
Nextel Communications, Inc., Sr.
  Notes, 9.50%, 02/01/11(a)           2,100,000      2,110,500
--------------------------------------------------------------
Nextel Communications, Inc., Sr.
  Notes, 12.00%, 11/01/08             3,375,000      3,628,125
--------------------------------------------------------------
Nextel International, Inc., Sr.
  Notes, 12.75%, 08/01/10(d)          1,000,000        890,000
--------------------------------------------------------------
Orion Network Systems, Inc., Sr.
  Gtd. Sub. Notes, 11.25%,
  01/15/07(i)                         2,000,000        830,000
--------------------------------------------------------------
SBA Communications Corp., Sr.
  Notes, 10.25%, 02/01/09(a)          2,000,000      2,020,000
==============================================================
                                                    13,017,375
==============================================================

TELECOMMUNICATIONS (LONG DISTANCE)-2.55%

360networks Inc. (Canada), Sr.
  Unsec. Sub. Yankee Notes,
  12.00%, 08/01/09                    1,000,000        840,000
--------------------------------------------------------------
360networks Inc. (Canada), Sr.
  Yankee Notes, 12.50%, 12/15/05      1,430,000      1,344,200
--------------------------------------------------------------
Destia Communications, Inc., Sr.
  Unsec. Notes, 13.50%, 07/15/07      3,500,000      1,067,500
--------------------------------------------------------------
MCI Communications Corp., Sr.
  Unsec. Putable Deb., 7.13%,
  06/15/27                            5,500,000      5,614,125
--------------------------------------------------------------
Primus Telecommunications Group,
  Inc., Sr. Unsec. Notes, 11.25%,
  01/15/09                            3,500,000      1,522,500
--------------------------------------------------------------
  12.75%, 10/15/09                    1,560,000        678,600
--------------------------------------------------------------
ProNet Inc., Sr. Sub. Notes,
  11.88%, 06/15/05                    1,940,000        494,700
--------------------------------------------------------------
Sprint Corp., Putable Deb., 9.00%,
  10/15/19                            2,500,000      2,657,250
--------------------------------------------------------------
Versatel Telecom International
  N.V. (Netherlands), Sr. Yankee
  Notes, 13.25%, 05/15/08             1,370,000      1,137,100
==============================================================
                                                    15,355,975
==============================================================

TELEPHONE-2.46%

AT&T Canada Inc. (Canada), Sr.
  Unsec. Yankee Notes, 7.65%,
  09/15/06                            2,800,000      2,784,656
--------------------------------------------------------------
Intermedia Communications
  Inc.-Series B, Sr. Disc. Notes,
  11.25%, 07/15/07(b)                 2,300,000      1,897,500
--------------------------------------------------------------
NTELOS Inc., Sr. Unsec. Notes,
  13.00%, 08/15/10                    1,775,000      1,393,375
--------------------------------------------------------------
NTL Inc.-Series B, Sr. Notes,
  11.50%, 02/01/06(b)                 2,785,000      2,645,750
--------------------------------------------------------------
Qwest Capital Funding Inc., Unsec.
  Gtd. Notes, 7.90%, 08/15/10
  (Acquired 08/24/00; Cost
  $2,909,338)(a)                      2,900,000      3,116,253
--------------------------------------------------------------
Verizon Global Funding
  Corp.-Series REGS, Conv. Euro
  Bonds, 4.25%, 09/15/05              2,700,000      2,955,647
==============================================================
                                                    14,793,181
==============================================================

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

TRUCKERS-0.57%

North American Van Lines Inc., Sr.
  Sub. Notes, 13.38%, 12/01/09(d)   $ 4,250,000   $  3,421,250
==============================================================

WASTE MANAGEMENT-2.41%

Allied Waste North America
  Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 10.00%, 08/01/09(d)     1,225,000      1,243,375
--------------------------------------------------------------
Browning-Ferris Industries, Inc.,
  Deb., 9.25%, 05/01/21               2,570,000      2,402,950
--------------------------------------------------------------
Browning-Ferris Industries, Inc.,
  Unsec. Deb., 7.40%, 09/15/35        1,200,000        906,000
--------------------------------------------------------------
Waste Management, Inc., Putable
  Unsec. Notes, 7.10%, 08/01/26       9,000,000      9,085,410
--------------------------------------------------------------
Waste Management, Inc., Sr. Unsec.
  Notes, 7.13%, 12/15/17                935,000        859,620
==============================================================
                                                    14,497,355
==============================================================
    Total U.S. Dollar Denominated
      Bonds & Notes (Cost
      $515,229,238)                                500,316,548
==============================================================

NON-U.S. DOLLAR DENOMINATED BONDS
  & NOTES-8.55%

CANADA-3.58%

AT&T Canada Inc. (Telephone), Sr.
  Unsec. Unsub. Notes, 7.15%,
  09/23/04                      CAD   1,150,000        768,767
--------------------------------------------------------------
Bell Mobility Cellular Inc.
  (Telecommunications-Cellular/Wireless),
  Unsec. Deb., 6.55%, 06/02/08  CAD   2,250,000      1,476,935
--------------------------------------------------------------
Canadian Pacific Ltd.
  (Manufacturing- Diversified),
  Unsec. Medium Term Notes, 5.85%,
  03/30/09 (Acquired 03/24/99;
  Cost $2,149,150)(a)           CAD   3,250,000      2,040,310
--------------------------------------------------------------
Clearnet Communications Inc.
  (Telecommunications-Cellular/Wireless),
  Sr. Disc. Notes, 11.75%,
  08/13/07(b)                   CAD   8,200,000      5,137,639
--------------------------------------------------------------
Clearnet Communications Inc.
  (Telecommunications-Cellular/Wireless),
  Sr. Unsec. Disc. Notes, 10.40%,
  05/15/08(b)                   CAD   9,050,000    5,353,513
--------------------------------------------------------------
Export Development Corp.
  (Sovereign Debt), Sr. Unsec.
  Unsub. Bonds, 6.50%, 12/21/04 NZD   2,150,000        962,291
--------------------------------------------------------------
Microcell Telecommunications Inc.
  (Telecommunications-Cellular/Wireless)-
  Series B, Sr. Unsec. Disc.
  Notes, 11.13%, 10/15/07(b)    CAD   3,500,000      1,732,154
--------------------------------------------------------------
Ontario (Province of) (Sovereign
  Debt), Unsec. Unsub. Notes,
  7.37%, 12/03/08               NZD   2,500,000      1,075,468
--------------------------------------------------------------
Rogers Cablesystems Ltd.
  (Broadcasting- Television, Radio
  & Cable), Sr. Sec. Second
  Priority Deb., 9.65%,
  01/15/14                      CAD   3,300,000      2,293,042
--------------------------------------------------------------
Westcoast Energy Inc. (Natural
  Gas)-Series V, Unsec. Deb.,
  6.45%, 12/18/06               CAD   1,000,000        683,104
==============================================================
                                                    21,523,223
==============================================================

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

CAYMAN ISLANDS-0.52%

Sutton Bridge Financing Ltd.
  (Electric Companies), Gtd.
  Notes, 8.63%, 06/30/22(d)    GBP    2,000,000   $  3,155,998
==============================================================

FRANCE-0.48%

Vivendi Environnement (Services-
  Commercial & Consumer), Sr.
  Conv. Gtd. Bonds, 1.50%,
  01/01/05                      EUR   1,050,000      2,861,215
==============================================================

NETHERLANDS-2.24%

Grapes Communications N.V.
  (Telecommunications-Cellular/Wireless),
  Sr. Notes, 13.50%, 05/15/10   EUR   2,300,000      1,241,354
--------------------------------------------------------------
KPNQwest B.V., Sr. Notes, 8.88%,
  02/01/08 (Acquired 01/12/01;
  Cost $4,880,379)(a)           EUR   5,160,000      4,813,642
--------------------------------------------------------------
Tecnost International Finance N.V.
  (Telephone)-Series E, Gtd.
  Medium Term Euro Notes, 6.13%,
  07/30/09                      EUR   2,050,000      1,842,099
--------------------------------------------------------------
Tele1 Europe B.V.
  (Telecommunications-Long
  Distance), Sr. Euro Notes,
  11.88%, 12/01/09              EUR   3,750,000      3,385,137
--------------------------------------------------------------
Tele1 Europe B.V.
  (Telecommunications-Long
  Distance), Sr. Euro Notes,
  12.38%, 12/01/09 (Acquired
  01/24/01; Cost $2,224,838)(a) EUR   2,370,000      2,208,160
==============================================================
                                                    13,490,392
==============================================================

NEW ZEALAND-0.34%

Inter-American Development Bank
  (Banks- Money Center), Unsec.
  Bonds, 5.75%, 04/15/04        NZD   4,750,000      2,073,233
==============================================================

NORWAY-0.27%

Enitel ASA
  (Telecommunications-Long
  Distance), Sr. Unsec. Unsub.
  Euro Notes, 12.50%, 04/15/10  EUR   2,500,000      1,593,567
==============================================================

UNITED KINGDOM-1.12%

Airtours PLC (Services-Commercial
  & Consumer), Conv. Sub. Notes,
  5.75%, 01/05/04 (Acquired
  12/09/98; Cost $3,091,887)(a) GBP    1,869,000      2,362,785
--------------------------------------------------------------
British Sky Broadcasting Group PLC
  (Broadcasting-Television, Radio
  & Cable), Sr. Gtd. Unsec. Unsub.
  Bonds, 7.75%, 07/09/09        GBP   1,750,000      2,424,700
--------------------------------------------------------------
Jazztel PLC (Telephone), Sr.
  Unsec. Notes, 13.25%,
  12/15/09                      EUR   2,260,000      1,751,414
--------------------------------------------------------------
Scotia Holdings PLC (Health
  Care-Drugs- Generic & Other),
  Conv. Unsec. Notes, 8.50%,
  03/26/02(f)                   GBP   1,500,000        219,262
==============================================================
                                                     6,758,161
==============================================================
    Total Non-U.S. Dollar
      Denominated Bonds & Notes
      (Cost $59,208,692)                            51,455,789
==============================================================

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

                                                     MARKET
                                      SHARES         VALUE
STOCKS & OTHER EQUITY
  INTERESTS-1.68%

BANKS (REGIONAL)-0.95%

First Republic Capital
  Corp.-Series A-Pfd. (Acquired
  05/26/99; Cost $3,500,000)(a)           3,500      2,941,750
--------------------------------------------------------------
Westpac Banking Corp., Ltd.
  (Australia)                           356,250      2,742,795
==============================================================
                                                     5,684,545
==============================================================

COMMUNICATIONS EQUIPMENT-0.00%

Loral Space & Communications
  Ltd.(h)                                 2,059         12,148
==============================================================

COMPUTERS (PERIPHERALS)-0.06%

Equinix Inc.-Wts., expiring
  12/01/07 (Acquired 05/30/00;
  Cost $0)(a)(g)(h)                       3,540        372,585
==============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-0.21%

Microsoft Corp.(h)                       20,291      1,239,019
==============================================================

ELECTRICAL EQUIPMENT-0.00%

Electronic Retailing Systems
  International, Inc.-Wts.,
  expiring 02/01/04(g)(h)                 3,630          3,630
==============================================================

HOUSEHOLD FURNISHING &
  APPLIANCES-0.00%

O'Sullivan Industries, Inc.-Wts.,
  expiring 11/05/09 (Acquired
  06/13/00; Cost $0)(a)(g)(h)             5,770          3,173
==============================================================

METAL FABRICATORS-0.00%

Gulf States Steel, Inc.-Wts.,
  expiring 04/15/03(g)(h)                 1,650             16
==============================================================

RAILROADS-0.00%

Railamerica Transportation
  Corp.-Wts., expiring
  08/15/10(g)(h)                          1,300         13,325
==============================================================

SERVICES (COMMERCIAL &
  CONSUMER)-0.24%

Cendant Corp.-$3.75 Conv. PRIDES         78,000      1,466,400
==============================================================

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.06%

Grapes Communications N.V.
  (Netherlands)- Wts., expiring
  05/15/10(g)(h)                          2,300          6,421
--------------------------------------------------------------
Knology Inc.-Wts., expiring
  10/22/07 (Acquired 03/12/98;
  Cost $0)(a)(g)(h)                       4,100          1,025
--------------------------------------------------------------
WebLink Wireless, Inc.(h)               204,685        370,992
==============================================================
                                                       378,438
==============================================================

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.16%

Enitel ASA (Norway)-Wts., expiring
  04/05/05(g)(h)                          2,500         13,958
--------------------------------------------------------------
Versatel Telecom International
  N.V.-ADR (Netherlands)(h)              17,663        250,594
--------------------------------------------------------------
Viatel, Inc., $3.88 Conv. Pfd.
  (Acquired 04/07/00; Cost
  $5,000,000)(a)                        100,000        662,500
==============================================================
                                                       927,052
==============================================================

                                                     MARKET
                                      SHARES         VALUE

TELEPHONE-0.00%

NTELOS Inc.-Wts., expiring
  08/15/10(g)(h)                          1,775   $     13,313
==============================================================
    Total Stocks & Other Equity
      Interests (Cost $19,071,399)                  10,113,644
==============================================================

                                     PRINCIPAL
                                      AMOUNT
U.S. TREASURY SECURITIES-4.14%

U.S. TREASURY BONDS-4.14%

6.13%, 11/15/27 to 08/15/29         $23,155,000     24,935,191
==============================================================
    Total U.S. Treasury Securities
      (Cost $24,415,002)                            24,935,191
==============================================================

                                                     MARKET
                                      SHARES         VALUE

                                                     MARKET
                                                  VALUE MARKET
                                      SHARES         VALUE

MONEY MARKET FUNDS-1.86%

STIC Liquid Assets Portfolio(j)       5,603,330   $  5,603,330
--------------------------------------------------------------
STIC Prime Portfolio(j)               5,603,330      5,603,330
==============================================================
    Total Money Market Funds (Cost
      $11,206,660)                                  11,206,660
==============================================================
TOTAL INVESTMENTS-99.34% (Cost
  $629,130,991)                                    598,027,832
==============================================================
OTHER ASSETS LESS
  LIABILITIES-0.66%                                  3,950,983
==============================================================
NET ASSETS-100.00%                                $601,978,815
______________________________________________________________
==============================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
CAD     - Canadian Dollars
Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
EUR     - Euro
GBP     - British Pound Sterling
Gtd.    - Guaranteed
NZD     - New Zealand Dollar
Pfd.    - Preferred
PRIDES  - Preferred Redemption Increase Dividend Equity Security
RAPS    - Redeemable and Putable Securities
REIT    - Real Estate Investment Trust
REGS    - Regulation S
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 01/31/01 was $72,080,072, which represented 11.97% of the Fund's net assets.
(b) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1993, as amended.
(e) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity.
(f) Defaulted security. Currently, the issuer is partially in default with respect to interest payments.
(g) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(h)  Non-income producing security.
(i) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes warrants to purchase common or preferred shares of the issuer.
(j) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
January 31, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $629,130,991)                              $598,027,832
---------------------------------------------------------
Foreign currencies, at value (cost
  $2,554,461)                                   2,557,499
---------------------------------------------------------
Receivables for:
  Fund shares sold                              1,602,565
---------------------------------------------------------
  Dividends and interest                       11,921,447
---------------------------------------------------------
  Foreign currency contracts outstanding           63,609
---------------------------------------------------------
Investment for deferred compensation plan          83,839
---------------------------------------------------------
Other assets                                       23,394
=========================================================
    Total assets                              614,280,185
=========================================================

LIABILITIES:

Payables for:
  Investments purchased                         8,324,109
---------------------------------------------------------
  Fund shares reacquired                        2,189,085
---------------------------------------------------------
  Dividends                                       735,524
---------------------------------------------------------
  Foreign currency contracts closed                27,446
---------------------------------------------------------
  Foreign currency contracts outstanding          167,942
---------------------------------------------------------
  Deferred compensation plan                       83,839
---------------------------------------------------------
Accrued advisory fees                             213,603
---------------------------------------------------------
Accrued administrative services fees               10,421
---------------------------------------------------------
Accrued distribution fees                         306,923
---------------------------------------------------------
Accrued trustees' fees                              2,340
---------------------------------------------------------
Accrued transfer agent fees                       150,128
---------------------------------------------------------
Accrued operating expenses                         90,010
=========================================================
    Total liabilities                          12,301,370
=========================================================
Net assets applicable to shares outstanding  $601,978,815
_________________________________________________________
=========================================================

NET ASSETS:

Class A                                      $351,839,245
_________________________________________________________
=========================================================
Class B                                      $218,725,752
_________________________________________________________
=========================================================
Class C                                      $ 31,413,818
_________________________________________________________
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        49,571,358
_________________________________________________________
=========================================================
Class B                                        30,789,661
_________________________________________________________
=========================================================
Class C                                         4,430,526
_________________________________________________________
=========================================================
Class A:
  Net asset value per share                  $       7.10
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.10 divided by
       95.25%)                               $       7.45
_________________________________________________________
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $       7.10
_________________________________________________________
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $       7.09
_________________________________________________________
=========================================================

STATEMENT OF OPERATIONS
For the six months ended January 31, 2001
(Unaudited)

INVESTMENT INCOME:

Interest                                          25,438,813
------------------------------------------------------------
Dividends                                       $    650,335
------------------------------------------------------------
Dividends from affiliated money market funds         276,810
============================================================
    Total investment income                       26,365,958
============================================================

EXPENSES:

Advisory fees                                      1,254,177
------------------------------------------------------------
Administrative services fees                          61,737
------------------------------------------------------------
Custodian fees                                        38,262
------------------------------------------------------------
Distribution fees -- Class A                         431,823
------------------------------------------------------------
Distribution fees -- Class B                       1,067,190
------------------------------------------------------------
Distribution fees -- Class C                         141,221
------------------------------------------------------------
Transfer agent fees -- Class A                       313,735
------------------------------------------------------------
Transfer agent fees -- Class B                       202,014
------------------------------------------------------------
Transfer agent fees -- Class C                        26,732
------------------------------------------------------------
Trustee's fees                                         3,748
------------------------------------------------------------
Other                                                260,580
============================================================
    Total expenses                                 3,801,219
============================================================
Less: Expenses paid indirectly                        (8,672)
============================================================
    Net expenses                                   3,792,547
============================================================
Net investment income                             22,573,411
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FOREIGN CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (15,206,594)
------------------------------------------------------------
  Foreign currencies                                 148,890
------------------------------------------------------------
  Foreign currency contracts                         707,524
============================================================
                                                 (14,350,180)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           10,674,978
------------------------------------------------------------
  Foreign currencies                                  68,936
------------------------------------------------------------
  Foreign currency contracts                        (201,489)
============================================================
                                                  10,542,425
============================================================
Net gain (loss) from investment securities,
  foreign currencies and foreign currency
  contracts                                       (3,807,755)
============================================================
Net increase in net assets resulting from
  operations                                    $ 18,765,656
____________________________________________________________
============================================================

See Notes to Financial Statements.
 12

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended January 31, 2000, the seven months ended July 31, 2000, and the year ended December 31, 1999
(Unaudited)

                                                               SIX MONTHS     SEVEN MONTHS
                                                                 ENDED           ENDED         YEAR ENDED
                                                              JANUARY 31,       JULY 31,      DECEMBER 31,
                                                                  2001            2000            1999
                                                              ------------    ------------    ------------
OPERATIONS:

  Net investment income                                       $ 22,573,411    $27,629,143     $ 45,427,216
----------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and foreign currency contracts          (14,350,180)   (28,922,119)     (19,889,682)
----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and foreign
    currency contracts                                          10,542,425    (10,745,515)     (47,810,615)
==========================================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                18,765,656    (12,038,491)     (22,273,081)
==========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                      (13,401,926)   (12,352,865)     (27,905,932)
----------------------------------------------------------------------------------------------------------
  Class B                                                       (7,302,431)    (6,412,480)     (14,665,005)
----------------------------------------------------------------------------------------------------------
  Class C                                                         (967,738)      (772,178)      (1,497,538)
----------------------------------------------------------------------------------------------------------
Return of capital distributions:
  Class A                                                               --     (3,591,530)
----------------------------------------------------------------------------------------------------------
  Class B                                                               --     (2,203,866)
----------------------------------------------------------------------------------------------------------
  Class C                                                               --       (265,128)
----------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        7,268,486    (24,315,697)      33,756,872
----------------------------------------------------------------------------------------------------------
  Class B                                                        5,744,266    (17,373,034)      49,567,754
----------------------------------------------------------------------------------------------------------
  Class C                                                        4,643,240        225,211       11,280,738
==========================================================================================================
    Net increase (decrease) in net assets                       14,749,553    (79,100,058)      28,263,808
==========================================================================================================

NET ASSETS:

  Beginning of period                                          587,229,262    666,329,320      638,065,512
==========================================================================================================
  End of period                                               $601,978,815    $587,229,262    $666,329,320
__________________________________________________________________________________________________________
==========================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $689,218,109    $671,562,117    $719,086,161
----------------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       495,846       (405,470)      (1,347,825)
----------------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies and foreign currency
    contracts                                                  (56,566,470)   (42,216,290)     (20,443,436)
----------------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and foreign currency
    contracts                                                  (31,168,670)   (41,711,095)     (30,965,580)
==========================================================================================================
                                                              $601,978,815    $587,229,262    $666,329,320
__________________________________________________________________________________________________________
==========================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
January 31, 2001
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Income Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income are declared daily and paid monthly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

     The Fund has a capital loss carryforward of $42,072,428 as of July 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2008.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

     Outstanding foreign currency contracts at January 31, 2001 were as follows:

                                              CONTRACT TO
      SETTLEMENT                        ------------------------                  APPRECIATION
      DATE                   CURRENCY    DELIVER       RECEIVE        VALUE      (DEPRECIATION)
      ---------------------  --------   ----------   -----------   -----------   --------------
      03/09/01                AUD        1,600,000   $   872,080   $   876,974     $  (4,894)
      -----------------------------------------------------------------------------------------
      02/06/01                CAD        7,000,000     4,581,152     4,665,774       (84,622)
      -----------------------------------------------------------------------------------------
      04/10/01                CAD        4,000,000     2,678,631     2,666,682        11,949
      -----------------------------------------------------------------------------------------
      04/23/01                EUR        9,125,000     8,556,312     8,504,652        51,660
      -----------------------------------------------------------------------------------------
      04/23/01                EUR        2,370,000     2,187,202     2,208,880       (21,678)
      -----------------------------------------------------------------------------------------
      03/30/01                NZD        8,800,000     3,834,160     3,890,908       (56,748)
      =========================================================================================
                                        32,895,000   $22,709,537   $22,813,870     $(104,333)
      _________________________________________________________________________________________
      =========================================================================================

G. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

H. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.40% on the next $300 million of the Fund's average daily net assets, plus 0.35% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2001, AIM was paid $61,737 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended January 31, 2001, AFS was paid $310,887 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended January 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $431,823, $1,067,190 and $141,221, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $118,785 from sales of the Class A shares of the Fund during the six months ended January 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended January 31, 2001, AIM Distributors received $23,172 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended January 31, 2001, the Fund paid legal fees of $2,526 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the six months ended January 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $6,251 and reductions in custodian fees of $2,421 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $8,672.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended January 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended January 31, 2001 was $243,644,557 and $229,783,909, respectively. The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of January 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 16,017,292
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (47,121,494)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                   $(31,104,202)
=========================================================
Cost of investments for tax purposes is $629,132,034.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended January 31, 2001, the seven-month period ended July 31, 2000 and the year ended December 31, 1999 were as follows:

                                            SIX MONTHS ENDED             SEVEN MONTHS ENDED                  YEAR ENDED
                                              JANUARY 31,                     JULY 31,                      DECEMBER 31,
                                                  2001                          2000                            1999
                                       --------------------------    ---------------------------    ----------------------------
                                         SHARES         AMOUNT         SHARES          AMOUNT         SHARES          AMOUNT
                                       ----------    ------------    -----------    ------------    -----------    -------------
Sold:
  Class A                               8,267,584    $ 58,003,434      7,718,634    $ 56,674,366     19,309,632    $ 154,855,498
--------------------------------------------------------------------------------------------------------------------------------
  Class B                               4,784,664      33,602,841      4,326,094      31,759,218     14,308,868      114,665,985
--------------------------------------------------------------------------------------------------------------------------------
  Class C                               1,426,188       9,988,551      1,046,350       7,655,971      2,744,473       21,843,332
================================================================================================================================
Issued as reinvestment of dividends:
  Class A                               1,575,581      11,051,340      1,780,355      13,014,300      2,892,178       22,930,219
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                 756,642       5,316,901        880,732       6,435,623      1,404,212       11,107,962
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                 106,422         746,414        113,060         824,514        150,804        1,188,183
================================================================================================================================
Reacquired:
  Class A                              (8,810,595)    (61,786,288)   (12,794,917)    (94,004,363)   (18,052,165)    (144,028,845)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                              (4,719,483)    (33,175,476)    (7,508,184)    (55,567,875)    (9,612,004)     (76,206,193)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                (866,122)     (6,091,725)    (1,120,567)     (8,255,274)    (1,483,247)     (11,750,777)
================================================================================================================================
                                        2,520,881    $ 17,655,992     (5,558,443)   $(41,463,520)    11,662,751    $  94,605,364
________________________________________________________________________________________________________________________________
================================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                    -----------------------------------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED        SEVEN MONTHS               YEAR ENDED DECEMBER 31,
                                                    JANUARY 31,    ENDED JULY 31,    --------------------------------------------
                                                       2001             2000           1999        1998        1997        1996
                                                    -----------    --------------    --------    --------    --------    --------
Net asset value, beginning of period                 $   7.14         $   7.59       $   8.38    $   8.57    $   8.24    $   8.17
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.28             0.34           0.57        0.57        0.55        0.57
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     (0.04)           (0.47)         (0.81)      (0.16)       0.39        0.09
=================================================================================================================================
    Total from investment operations                     0.24            (0.13)         (0.24)       0.41        0.94        0.66
=================================================================================================================================
Less distributions:
  Dividends from net investment income                  (0.28)           (0.25)         (0.55)      (0.55)      (0.52)      (0.59)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                    --               --             --       (0.05)      (0.09)         --
---------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                       --            (0.07)            --          --          --          --
=================================================================================================================================
    Total distributions                                 (0.28)           (0.32)         (0.55)      (0.60)      (0.61)      (0.59)
=================================================================================================================================
Net asset value, end of period                       $   7.10         $   7.14       $   7.59    $   8.38    $   8.57    $   8.24
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                          3.40%           (1.70)%        (2.92)%      4.94%      11.92%       8.58%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $351,839         $346,482       $393,414    $399,701    $340,608    $286,183
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                  0.99%(b)         0.97%(c)       0.91%       0.91%       0.94%       0.98%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net
  assets                                                 8.00%(b)         8.03%(c)       7.11%       6.69%       6.55%       7.13%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                    41%              43%            78%         41%         54%         80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $342,641,788.
(c)  Annualized.

                                                                                       CLASS B
                                                     ----------------------------------------------------------------------------
                                                     SIX MONTHS
                                                        ENDED        SEVEN MONTHS               YEAR ENDED DECEMBER 31,
                                                     JANUARY 31,    ENDED JULY 31,    -------------------------------------------
                                                        2001             2000           1999        1998        1997       1996
                                                     -----------    --------------    --------    --------    --------    -------
Net asset value, beginning of period                  $   7.14         $   7.58       $   8.37    $   8.55    $   8.23    $  8.15
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   0.26             0.31           0.50        0.50        0.48       0.50
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      (0.06)           (0.47)         (0.80)      (0.15)       0.38       0.11
=================================================================================================================================
    Total from investment operations                      0.20            (0.16)         (0.30)       0.35        0.86       0.61
=================================================================================================================================
Less distributions:
  Dividends from net investment income                   (0.24)           (0.21)         (0.49)      (0.48)      (0.45)     (0.53)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                     --               --             --       (0.05)      (0.09)        --
---------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                        --            (0.07)            --          --          --         --
=================================================================================================================================
    Total distributions                                  (0.24)           (0.28)         (0.49)      (0.53)      (0.54)     (0.53)
=================================================================================================================================
Net asset value, end of period                        $   7.10         $   7.14       $   7.58    $   8.37    $   8.55    $  8.23
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                           2.92%           (2.09)%        (3.72)%      4.20%      10.89%      7.87%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $218,726         $213,926       $244,713    $219,033    $125,871    $85,343
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                   1.74%(b)         1.73%(c)       1.66%       1.66%       1.69%      1.80%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net
  assets                                                  7.25%(b)         7.28%(c)       6.36%       5.94%       5.80%      6.30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                     41%              43%            78%         41%         54%        80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $211,698,074.
(c)  Annualized.

                                                                                           CLASS C
                                                            ---------------------------------------------------------------------
                                                                                                                   AUGUST 4, 1997
                                                            SIX MONTHS                           YEAR ENDED         (DATE SALES
                                                               ENDED        SEVEN MONTHS        DECEMBER 31,       COMMENCED) TO
                                                            JANUARY 31,    ENDED JULY 31,    ------------------     DECEMBER 31,
                                                               2001             2000          1999       1998           1997
                                                            -----------    --------------    -------    -------    --------------
Net asset value, beginning of period                          $  7.13         $  7.57        $  8.36    $  8.54        $ 8.38
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.26            0.31           0.50       0.50          0.19
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.06)          (0.47)         (0.80)     (0.15)         0.22
=================================================================================================================================
    Total from investment operations                             0.20           (0.16)         (0.30)      0.35          0.41
=================================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.24)          (0.21)         (0.49)     (0.48)        (0.16)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --              --             --      (0.05)        (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                               --           (0.07)            --         --            --
=================================================================================================================================
    Total distributions                                         (0.24)          (0.28)         (0.49)     (0.53)        (0.25)
=================================================================================================================================
Net asset value, end of period                                $  7.09         $  7.13        $  7.57    $  8.36        $ 8.54
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                                  2.93%          (2.09)%        (3.71)%     4.21%         4.96%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $31,414         $26,821        $28,202    $19,332        $2,552
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                          1.74%(b)        1.73%(c)       1.66%      1.66%         1.69%(c)
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets             7.25%(b)        7.28%(c)       6.36%      5.94%         5.80%(c)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            41%             43%            78%        41%           54%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $28,014,010.
(c)  Annualized.

NOTE 9-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed Ernst & Young LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the seven-months ended July 31, 2000 and the two years ended December 31, 1999. The audit reports of KPMG LLP on the financial statements of the Fund for the seven-months ended July 31, 2000 and the two years ended December 31, 1999 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the seven-months ended July 31, 2000 and the two years ended December 31, 1999, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

  Neither the Fund nor anyone on its behalf consulted with Ernst & Young LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

BOARD OF TRUSTEES                                  OFFICERS                                OFFICE OF THE FUND
Bruce L. Crockett                                  Robert H. Graham                        11 Greenway Plaza
Director                                           Chairman and President                  Suite 100
ACE Limited;                                                                               Houston, TX 77046
Formerly Director, President, and                  Carol F. Relihan
Chief Executive Officer                            Senior Vice President and Secretary     INVESTMENT ADVISOR
COMSAT Corporation
                                                   Gary T. Crum                            A I M Advisors, Inc.
Owen Daly II                                       Senior Vice President                   11 Greenway Plaza
Formerly, Director                                                                         Suite 100
Cortland Trust, Inc.                               Dana R. Sutton                          Houston, TX 77046
                                                   Vice President and Treasurer
Albert R. Dowden                                                                           TRANSFER AGENT
Chairman of the Board of Directors,                Melville B. Cox
Cortland Trust, Inc. and DHJ Media, Inc.;          Vice President                          A I M Fund Services, Inc.
and Director, Magellan Insurance Company                                                   P.O. Box 4739
                                                   Karen Dunn Kelley                       Houston, TX 77210-4739
Edward K. Dunn Jr.                                 Vice President
Chairman, Mercantile Mortgage Corp.;                                                       CUSTODIAN
Formerly Vice Chairman, President                  Mary J. Benson
and Chief Operating Officer,                       Assistant Vice President and            State Street Bank and Trust Company
Mercantile-Safe Deposit & Trust Co.; and           Assistant Treasurer                     225 Franklin Street
President, Mercantile Bankshares                                                           Boston, MA 02110
                                                   Sheri Morris
Jack Fields                                        Assistant Vice President and            COUNSEL TO THE FUND
Chief Executive Officer                            Assistant Treasurer
Twenty First Century Group, Inc.;                                                          Ballard Spahr
Formerly Member                                    Jim Coppedge                            Andrews & Ingersoll, LLP
of the U.S. House of Representatives               Assistant Secretary                     1735 Market Street
                                                                                           Philadelphia, PA 19103
Carl Frischling                                    Renee A. Friedli
Partner                                            Assistant Secretary                     COUNSEL TO THE TRUSTEES
Kramer, Levin, Naftalis & Frankel LLP
                                                   P. Michelle Grace                       Kramer, Levin, Naftalis & Frankel LLP
Robert H. Graham                                   Assistant Secretary                     919 Third Avenue
Director, President and                                                                    New York, NY 10022
Chief Executive Officer                            Nancy L. Martin
A I M Management Group Inc.                        Assistant Secretary                     DISTRIBUTOR

Prema Mathai-Davis                                 Ofelia M. Mayo                          A I M Distributors, Inc.
Member, Visiting Committee, Harvard                Assistant Secretary                     11 Greenway Plaza
University Graduate School of Education,                                                   Suite 100
New School University;                             Lisa A. Moss                            Houston, TX 77046
Formerly, Chief Executive Officer                  Assistant Secretary
YWCA of the U.S.A.
                                                   Kathleen J. Pflueger
Lewis F. Pennock                                   Assistant Secretary
Partner, Pennock & Cooper

Louis S. Sklar
Executive Vice President,
Development and Operations,
Hines Interests
Limited Partnership

                     -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                            RISK TOLERANCE AND YOUR

                                 TIME HORIZON.

                     -------------------------------------


THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
   Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
   Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

   The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?

   If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.

   Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.

   In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.

   AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

THE AIM FAMILY OF FUNDS--Registered Trademark--

                                  EQUITY FUNDS


          DOMESTIC EQUITY FUNDS              INTERNATIONAL/GLOBAL EQUITY FUNDS          A I M Management Group Inc. has provided
                                                                                        leadership in the mutual fund industry
             MORE AGGRESSIVE                          MORE AGGRESSIVE                   since 1976 and managed approximately
                                                                                        $170 billion in assets for nine million
AIM Small Cap Opportunities(1)           AIM Latin American Growth                      shareholders, including individual
AIM Mid Cap Opportunities(2)             AIM Developing Markets                         investors, corporate clients and
AIM Large Cap Opportunities(3)           AIM European Small Company                     Financial institutions, as of December
AIM Emerging Growth                      AIM Asian Growth                               31, 2000.
AIM Small Cap Growth(4)                  AIM Japan Growth                                  The AIM Family of Funds--Registered
AIM Aggressive Growth                    AIM International Emerging Growth              Trademark-- is distributed nationwide,
AIM Mid Cap Growth                       AIM European Development                       and AIM today is the eighth-largest
AIM Small Cap Equity                     AIM Euroland Growth                            mutual fund complex in the United States
AIM Capital Development                  AIM Global Aggressive Growth                   in assets under management, according to
AIM Constellation                        AIM International Equity                       Strategic Insight, an independent mutual
AIM Dent Demographic Trends              AIM Advisor International Value                fund monitor.
AIM Select Growth                        AIM Worldwide Spectrum                            AIM is a subsidiary of AMVESCAP PLC,
AIM Large Cap Growth                     AIM Global Trends                              one of the world's largest independent
AIM Weingarten                           AIM Global Growth                              financial services companies with $402
AIM Mid Cap Equity                                                                      billion in assets under management as of
AIM Value II                                         MORE CONSERVATIVE                  December 31, 2000.
AIM Charter
AIM Value
AIM Blue Chip                                       SECTOR EQUITY FUNDS
AIM Basic Value
AIM Large Cap Basic Value                             MORE AGGRESSIVE
AIM Balanced
AIM Advisor Flex                         AIM New Technology
                                         AIM Global Telecommunications and Technology
            MORE CONSERVATIVE            AIM Global Infrastructure
                                         AIM Global Resources
                                         AIM Global Financial Services
                                         AIM Global Health Care
                                         AIM Global Consumer Products and Services
                                         AIM Advisor Real Estate
                                         AIM Global Utilities

                                                     MORE CONSERVATIVE


                               FIXED-INCOME FUNDS


       TAXABLE FIXED-INCOME FUNDS               TAX-FREE FIXED-INCOME FUNDS

             MORE AGGRESSIVE                          MORE AGGRESSIVE

AIM Strategic Income                     AIM High Income Municipal
AIM High Yield II                        AIM Tax-Exempt Bond of Connecticut
AIM High Yield                           AIM Municipal Bond
AIM Income                               AIM Tax-Free Intermediate
AIM Global Income                        AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                          MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

            MORE CONSERVATIVE




The AIM risk spectrum shown above illustrates the relative risk of AIM's equity and fixed-income funds within a specified group of funds in The AIM Family of Funds--Registered Trademark--. When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1)AIM Small Cap Opportunities Fund is closed to new investors. (2)AIM Mid Cap Opportunities Fund is closed to new investors. (3)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4)AIM Small Cap Growth Fund is closed to new investors. (5)AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
   FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                              [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       INC-SAR-1

A I M Distributors, Inc.